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                        WELLS FARGO NON-QUALIFIED SELECT
               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

      SUPPLEMENT DATED NOVEMBER 8, 2002 TO THE PROSPECTUS DATED MAY 1, 2002

Effective January 2, 2003, the Dreyfus Variable Investment Fund -- Small Cap Portfolio will change its name to Dreyfus Variable Investment Fund - Developing Leaders Porfolio. All references in the prospectus to Dreyfus Variable Investment Fund - Small Cap Portfolio will be deleted and replaced with Dreyfus Variable Investment Fund - Developing Leaders Portfolio.

Under the section "About Us" under the subsection "The Funds" the paragraph describing Dreyfus Variable Investment Fund -- Small Cap Portfolio will be deleted and replaced with:

DREYFUS VARIABLE INVESTMENT FUND -- DEVELOPING LEADERS PORTFOLIO: INITIAL SHARES (FORMERLY NAMED "DREYFUS VARIABLE INVESTMENT FUND -- SMALL CAP
PORTFOLIO: INITIAL SHARES") -- Seeks to maximize capital appreciation. To pursue this goal, the portfolio invests primarily in companies with market capitalizations of less than $2 billion at the time of purchase.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3426
33-63731